Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Section 1350 Certification

In connection with the Quarterly Report of B Green Innovations, Inc. Inc. (the “Company”), on Form 10-Q for the period ended September 30, 2016, as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2016	By:	/s/ Miro Zecevic
Miro Zecevic
Chief Executive Officer and
Chief Financial Officer